MED GEN INC.[TM]

               Sales Marketing and Distribution Agreement
               ------------------------------------------

AGREEMENT made as of this 25th day of August, 1999 (the "Agreement") by and between Med Gen Inc., ("MGI") a corporation organized and existing under the laws of the State of Nevada having its principal address at 2501 Davie Road, Suite 230, Davie, Florida 33317 and Reshet Inc. of Wave Guard, located at 584 Sanderling Court, Secaucus, NJ 07094 a
New Jersey Corporation organized under the laws of the State Of New Jersey ("Manufacturer" or "WG")

1.   APPOINTMENT:

     (a) On the terms and conditions set forth below, and in consideration of the mutual Covenants contained herein, Manufacturer appoints MGI as its exclusive sales, marketing and distribution agent as more particularly explained in "Exhibit A" attached hereto and made a part of this Agreement. This Agreement pertains to the WG product line and other products that WG might so designate by addendum to this contract.

     (b) MGI. agrees to pay WG under the terms and conditions as set forth in the PRICE SCHEDULE that is made a part of this Agreement.


2.   CHARGEBACKS

     Should the product be determined to be defective or in a condition that prohibits MGI from distributing the product as intended, MGI will notify WG in writing of such event and MGI will return this product to WG for full credit, including any extraordinary charges that might have been caused by the products defectiveness.


3.  TERRITORY

     During the term of this Agreement, MGI may solicit orders for the Products from accounts nationwide and MGI will own the rights to the Internet and will have exclusive rights for sales, marketing and distribution as represented by this Agreement (see Exhibit A).

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2501 Davie Road, Suite 230, Davie, FL 33317 954-423-2525 954-423-9612-Fax
                email: info@snorenz.com www.snorenz.com


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4.   TERM AND TERMINATION

     The term of this agreement shall commence on the date above and continue in force until terminated pursuant to Paragraph 5.

5.   TERMINATION

     (a) No Party may terminate this agreement without giving the other party sixty (60) days written notice unless termination is caused by acts that would cause irreparable harm to either MGI or Manufacturer.

     (b) Notwithstanding the provisions of subparagraph (a), either party may terminate this Agreement upon twenty-four
     (24) hours written notice if a trustee or receiver is appointed for or applied for by the other party, or if the other party ceases to function as a going business or to conduct operations in the normal course of business as contemplated by this Agreement.

     (c) Notwithstanding anything to the contrary in this Agreement in the event of termination of this Agreement, for any reason, MGI shall be obligated to pay Manufacturer for any invoices outstanding and due.


6.   RESPONSIBILITIES OF MGI and Manufacturer

     MGI agrees that it will observe and strictly adhere to the following requirements: (1) no oral or written statement will be made to any prospective purchaser of Manufacturer s products which is contrary to the facts and provisions set forth in the promotional material supplied to MGI from time to time by Manufacturer.

     Manufacturer agrees that it will supply MGI with documentation that will support all manufacturer claims and representations. Further, Manufacturer will hold MGI harmless for any actions, legal or otherwise, emanating from claims and representations made by Manufacturer to MGI and provided for in the documentation delivered to MGI supporting said claims and representations. Manufacturer further agrees that it will pay all costs, including court costs and attorney s fees should any legal action arise that would require MGI to protect itself and support the above mentioned claims that MGI put forth on behalf of Manufacturer in the normal course of business.

7.   MUTUAL INDEMNIFICATION

     Manufacturer shall indemnify and hold MGI free and harmless from and against any and all claims, demands, loss or damage in any way arising out of or based upon claims of Copyright and/or trademark infringement with respect to any Product,; or impure, adulterated, mislabeled, misbranded or defective Products sold by Manufacturer prior to, during, or subsequent to the term of this Agreement or any other claim relating to the Product not directly caused by the negligence of MGI; including, without limitation, reasonable expenses and/or attorney s fees expended by Broker, in the investigation or defense of any such claim.

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     MGI shall indemnify and hold Manufacturer free and harmless from and against any and all claims, demands, loss or damage in any way arising out of, or based upon claims arising out of the actions that MGI might have made relating to the sale and/or distribution of products manufactured by WG. Specially, claims that are made and are not authorized by Manufacturer on Infomercial, radio broadcasts and other advertising materials produced, but not approved by Manufacturer.


8.   COMPETITORS REPRESENTED

     MGI agrees that while this contract is in full force and effect, MGI will not offer for sale, distribution or otherwise market a like product.


9.   INDEPENDENT CONTRACTOR

     MGI represents that it is an Independent Contractor and as such is not under the direct control of the Manufacturer. MGI agrees to pay for its own expenses and other related expenses and costs in the daily nmning of its business; and, unless expressly provided for in a separate agreement, such as industry conferences and conventions, the Manufacturer will not be made responsible for any of these expenses unless provided fur in writing and signed by both parties.


10.  NOTICE

     Any notice required herein to be given in writing shall be sent by regular or overnight mail or faxed to the other party as follows:

     If to Med Gen Inc.:
                           Med Gen Inc.
                           Attn: Paul S. Mitchell
                           2501 Davie Road, Suite 230
                           Davie, FL 33317


     If to Wave Guard:
                           Wave Guard
                           c/o Reshet Inc.
                           584 Sanderling Court
                           Secaucus, NJ 07094



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11.  COMPLIANCE WITH APPLICABLE LAW

     The parties each agree that in performing their respective obligations under this Agreement, they will comply with all applicable federal, state and local statutes, rules and regulations.


12.  MISCELLANEOUS PROVISIONS

     (a)  Neither party to the agreement is an agent;
          representative or employee of the other, but rather is an independent business and all obligations of any kind by either party are the sole obligations of the party incurring the obligation.

      (b) This Agreement shall be construed and interpreted in accordance with and shall be governed by the laws of the State of Florida, County of Broward.

      (c) This Agreement is not assignable by either party.

      (d) The terms of this Agreement can only be changed, amended or modified in writing signed by duly authorized individuals of both parties.

      (e) MGI and Manufacturer agrees that this Agreement and any applicable schedules will be the complete and exclusive statement of the Agreement between the parties, superseding all proposals or prior agreements, oral or written, and all other communications between the parties relating to the subject matter hereof.

      (f) Both parties will initial each page of this Agreement, including Schedule "A" and "B".

Wave Guard                             Med Gen Inc.

By:          Reshet, Inc.              By:        Paul S. Mitchell

Title:                                 Title:     President

Signature:   /s/                       Signature: /s/Paul S. Mitchell

Date:       9/2/99                     Date:

Witness:                               Witness:





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                            Exhibit A
                            ---------
                            Territory


                    Electronic Media:   Infomercials
                    -----------------
       Exclusive Nationwide distribution rights. No exceptions.













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                            Exhibit B
                            ---------
                          TERMS OF SALE
                            Price list



ITEM #:               CG4OI


ITEM DESCRIPTION:     Wave Guard Ear Piece and Antenna Absorber

PRICE:                $6.00


FREIGHT:              FOB Ewing, NJ

Allowances &
Ouantitv Discounts:   NONE

MINIMUM ORDER:        100 cases

PAYMENT TERMS:        50% Prepayment with Order










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